UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                November 15, 2000


                       CONTINENTAL INVESTMENT CORPORATION
             (Exact name of registrant as specified in its charter)




       Georgia                        0-3743                    58-0705228
-----------------------      -----------------------     -----------------------
   (State or other                 (Commission                (IRS Employer)
    jurisdiction of                  File No.)              Identification No.)
    incorporation)




                     10254 MILLER ROAD, DALLAS, TEXAS 75238
               (Address of principal executive offices) (Zip Code)

                                 (214) 691-1100
              (Registrant's telephone number, including area code)

ITEM 5:  OTHER EVENTS.

         On November 15, 2000, Continental Technologies Corporation of Georgia, a Georgia corporation (the "Subsidiary") and a wholly-owned subsidiary of Registrant, filed a petition for relief under Chapter 11 of the U. S. Bankruptcy Code in the U. S. Bankruptcy Court for the Northern District of Texas, Dallas Division.

         The Subsidiary owns and operates a construction and demolition ("C&D") landfill, known as Scales Landfill, located in Lithonia, Georgia. Situated in DeKalb County, Georgia, the landfill facility accepts C&D debris from customers in the Greater Atlanta area. The Subsidiary expects to continue the operations of the landfill as debtor-in-possession while in the Chapter 11 Bankruptcy proceeding, during which time the Subsidiary intends to propose a plan of reorganization.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date Electronically Filed:  November 30, 2000

                                              CONTINENTAL INVESTMENT CORPORATION


                                              By:    /s/   J. B. Morris
                                              ----------------------------------
                                                    J. B. Morris, President




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